Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of May 30, 2013 by and among INVACARE CORPORATION, an Ohio corporation (the "Company"), the other Borrowers party hereto, the Guarantors party hereto, the Lenders (as defined in the Credit Agreement, defined herein) and PNC BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent (the "Administrative Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 28, 2010, as amended by First Amendment to Credit Agreement dated as of April 5, 2011, Second Amendment to Credit Agreement dated as of November 22, 2011 and Third Amendment to Credit Agreement dated as of June 7, 2012 (as further amended, restated, modified or supplemented from time to time, the "Credit Agreement");
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent wish to amend the Credit Agreement, as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.

2.Defined Terms. All terms used in this Amendment and not otherwise defined herein shall have the meaning given to them in the Credit Agreement, as amended hereby.

3.Amendments to Credit Agreement.

(a)Clause (a) of the definition of "Pricing Grid" set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)    Notwithstanding the foregoing table (i) effective May 30, 2013 and thereafter, the table first appearing in this definition shall be deleted in its entirety and replaced with the following:

Tier	Consolidated Leverage Ratio	Commitment Fee (basis points)	Letter of Credit Fee (basis points)	Revolving Credit Base Rate Spread (basis points)	Revolving Credit Euro-Rate Spread (basis points)
VI	Greater than 3.50 to 1.00	50.0	250	150	2,250
V	Greater than or equal to 2.75 to 1.00 but less than or equal to 3.50 to 1.00	40.0	225	125	225
IV	Greater than or equal to 2.00 to 1.00 but less than 2.75 to 1.00	35.0	200	100	200
III	Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00	30.0	175	75	175
II	Greater than or equal to 1.00 to 1.00 but less than 1.50 to 1.00	25.0	150	50	150
I	Less than 1.00 to 1.00	20.0	125	25	125

and (ii) from May 30, 2013 through December 31, 2013, each margin or applicable rate shown in basis points in the table set forth in the preceding clause (ii) for pricing Tiers I through VI (other than with respect to the Commitment Fee) shall be increased by 25 basis points.

(b)The definition of "Revolving Credit Commitment" set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Revolving Credit Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans," as such Commitment is thereafter reduced pursuant to Section 2.1.1.3 [Reduction of Revolving Credit Commitment] or Section 5.7 [Mandatory Prepayments and Related Commitment Reductions], assigned or modified and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders; provided that from May 30, 2013 through December 31, 2013, $50,000,000 of the Revolving Credit Commitments of the Lenders shall be reserved, according to each Lender's Ratable Share, and not available for the making of Revolving Credit Loans or Swing Loans or the issuance of Letters of Credit, unless the Required Lenders agree in writing, in their discretion, to remove such reserve prior to December 31, 2013.

(c)Clause (viii) of the definition of "Consolidated EBITDA" set forth in Section 1.1 [Certain Definitions] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(viii)    cash charges (a) up to $15,000,000 in the aggregate incurred during the term of this Agreement but prior to May 30, 2013, relating to cost savings initiatives, and (b) up to $15,000,000 in the aggregate incurred during the term of this Agreement but on or after May 30, 2013, relating to cost savings initiatives, and
(d)Section 8.2.15 [Maximum Leverage Ratio] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.2.15    Maximum Leverage Ratio. The Loan Parties shall not permit the Consolidated Leverage Ratio of the Company and its Subsidiaries, as measured at the end of each fiscal quarter, to exceed (i) for the periods of measurement ended June 30, 2013, September 30, 2013 and December 31, 2013, 4.00 to 1.00, and (ii) for all other periods of measurement, 3.50 to 1.00.
(e)Section 8.2.16 [Minimum Interest Coverage Ratio] of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.2.16    Minimum Interest Coverage Ratio. The Loan Parties shall not permit the Consolidated Interest Coverage Ratio of the Company and its Subsidiaries, as measured at the end of each fiscal quarter, to be less than (i) for the periods of measurement ended June 30, 2013, September 30, 2013 and December 31, 2013, 3.00 to 1.00, and (ii) for all other periods of measurement, 3.50 to 1.00.
(f)Part 1 [Commitments of Lenders and Addresses for Notices to Lenders] of Schedule 1.1(B) of the Credit Agreement is hereby deleted in its entirety and replaced with Part 1 [Commitments of Lenders and Addresses for Notices to Lenders] of Schedule 1.1(B) attached hereto.

4.Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent on behalf of the Lenders of the following, in form and substance satisfactory to the Administrative Agent, and the first date on which the Loan Parties have satisfied all of the following conditions to the satisfaction of the Administrative Agent shall be referred to as the "Effective Date".

(a)Counterparts. The Administrative Agent shall have received from the Borrowers, the Guarantors and the Required Lenders an executed counterpart original of this Amendment.

(b)Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent.

(c)Payment of Obligations. The Borrowers shall repay outstanding Obligations to ensure that the Revolving Facility Usage as of the date hereof does not exceed the aggregate Revolving Credit Commitments as in effect on the date hereof (taking into account the reduction thereto set forth in this Amendment).

(d)Payment of Fees.

(i)The Borrowers unconditionally agree to pay to the Administrative Agent, for the benefit of the Lenders signatory hereto in accordance with their Ratable Shares, an amendment fee in the amount of 12.5 basis points of the Revolving Credit Commitments as in effect on the date hereof (taking into account the reduction thereto set forth in this Amendment).

(ii)The Borrowers unconditionally agree to pay and reimburse the Administrative Agent and hold the Administrative Agent harmless against liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including, without limitation, reasonable expenses of counsel, incurred by the Administrative Agent in connection with the development, preparation and execution of this Amendment and all other documents or instruments to be delivered in connection herewith.

5.Representations and Warranties of the Loan Parties. Each Loan Party covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)such Loan Party possesses all of the powers requisite for it to enter into and carry out the transactions of such Loan Party referred to herein and to execute, enter into and perform the terms and conditions of this Amendment and any other documents contemplated herein that are to be performed by such Loan Party; and that any and all actions required or necessary pursuant to such Loan Party's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Loan Party of the terms and conditions of this Amendment and said other documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable Law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Loan Party is a party or by which such Loan Party or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower of the terms and conditions of this Amendment, the said other documents and the transactions contemplated hereby have been obtained by such Loan Party and are in full force and effect;

(b)this Amendment and any other documents contemplated herein constitute the valid and legally binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(c)all representations and warranties made by such Loan Party in the Loan Documents are true and correct in all material respects as of the date hereof (except for those representations and warranties qualified by reference to a Material Adverse Change or other reference to materiality, which are true and correct), with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and such Loan Party has complied with all covenants and undertakings in the Loan Documents;

(d)the execution and delivery of this Amendment is not intended to and shall not cause or result in a novation with regard to the existing indebtedness of the Borrowers to the Administrative Agent or any Lender, which indebtedness shall continue without interruption and has not been discharged;

(e)(i) after giving effect to this Amendment, no Event of Default has occurred and is continuing under the Loan Documents; and (ii) and there exist no defenses, offsets, counterclaims or other claims with respect to the obligations and liabilities of such Loan Party under the Credit Agreement or any of the other Loan Documents; and

(f)such Loan Party hereby ratifies and confirms in full its duties and obligations under the Loan Documents, as modified hereby.

6.References to Credit Agreement. From and after the Effective Date, any references to the Credit Agreement contained in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time.

7.Successors and Assigns. This Amendment shall apply to and be binding upon, and shall inure to the benefit of, each of the other parties hereto and their respective successors and assigns permitted under the Credit Agreement. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment or any Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.

8.Severability. If any one or more of the provisions contained in this Amendment or the Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Amendment or the Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

9.Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to the New York General Obligations Law § 5‑1401, for all purposes be governed by and construed in accordance with the Laws of the State of New York.

10.Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other electronic method of transmission (such as "pdf") from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this Amendment by facsimile or other electronic method of transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.
BORROWERS:
INVACARE CORPORATION
an Ohio corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer

INVACARE AUSTRALIA PTY. LTD.
an Australian proprietary limited company
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson

Title:	Attorney-In-Fact, by Power of Attorney dated October 21, 2010

INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation, as general partner of, and for and on behalf of, INVACARE CANADA L.P., an Ontario limited partnership
INVACARE HOLDINGS C.V.
a limited partnership (commanditaire vennootschap) established under the laws of the Netherlands by Invacare Holdings, LLC, an Ohio limited liability company, as general partner (beherend vennoot)
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer of both of the above-listed companies

SCANDINAVIAN MOBILITY INTERNATIONAL APS a Danish limited liability company
INVACARE GERMANY HOLDING GMBH
a German corporation
INVACARE HOLDING AS
a Norwegian corporation
INVACARE HOLDING TWO AB
a Swedish limited liability company
INVACARE INTERNATIONAL SÀRL
a Swiss corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
BORROWERS (continued):
INVACARE HOLDINGS NEW ZEALAND
a New Zealand corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney

Witness:	Signature: /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East Sixth Street
Cleveland, OH 44114

Occupation: Paralegal/Notary
INVACARE LIMITED, [a company incorporated and registered under the laws of England and Wales]
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director

In presence of:	Signature: /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East Sixth Street
Cleveland, OH 44114

Occupation: Paralegal/Notary

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
DOMESTIC GUARANTORS:
ADAPTIVE SWITCH LABORATORIES, INC.
THE AFTERMARKET GROUP, INC.
ALTIMATE MEDICAL, INC.
CENTRALIZED MEDICAL EQUIPMENT LLC
CHAMPION MANUFACTURING INC.
DYNAMIC MEDICAL SYSTEMS, LLC
FAMILY MEDICAL SUPPLY LLC
THE HELIXX GROUP, INC.
INVACARE CANADIAN HOLDINGS, INC.
INVACARE CANADIAN HOLDINGS, LLC
INVACARE CONTINUING CARE, INC.
INVACARE CREDIT CORPORATION
INVACARE FLORIDA CORPORATION
INVACARE HOLDINGS, LLC
INVACARE INTERNATIONAL CORPORATION
INVAMEX HOLDINGS LLC
KUSCHALL, INC.
ROADRUNNER MOBILITY, INCORPORATED
INVACARE CANADA FINANCE, LLC

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

FREEDOM DESIGNS, INC.
a California corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Chief Financial Officer

GARDEN CITY MEDICAL INC.
a Delaware corporation
By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Vice President

INVACARE FLORIDA HOLDINGS, LLC
a Delaware limited liability company
INVACARE HCS, LLC
an Ohio limited liability company

By:        /s/ Gerald B. Blouch
Name:    Gerald B. Blouch
Title:    President of both of the above-listed companies

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS:
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation
CARROLL HEALTHCARE INC.
an Ontario corporation
CARROLL HEALTHCARE GENERAL PARTNER, INC.
an Ontario corporation, as general partner of, and for and on behalf of, CARROLL HEALTHCARE L.P., an Ontario limited partnership
INVACARE CANADA GENERAL PARTNER INC.
a Canadian corporation
CARROLL HEALTHCARE INC., an Ontario corporation, as general partner of, and for and on behalf of, MOTION CONCEPTS L.P., an Ontario limited partnership
PERPETUAL MOTION ENTERPRISES LIMITED
an Ontario corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Treasurer of each of the above-listed companies

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
INVACARE A/S
a Danish limited liability company
INVACARE EC-HØNG A/S
a Danish limited liability company
INVACARE B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
INVACARE HOLDINGS TWO B.V.
a Dutch private company with limited liability
(besloten vennootschap met beperkte aansprakelijkheid)
AQUATEC OPERATIONS GMBH
a German corporation
INVACARE AQUATEC GMBH
a German corporation
INVACARE (DEUTSCHLAND) GMBH
a German corporation
ULRICH ALBER GMBH
a German corporation
INVACARE AS
a Norwegian corporation
DOLOMITE AB
a Swedish limited liability company
INVACARE AB
a Swedish limited liability company
INVACARE DOLOMITE AB
a Swedish limited liability company
INVACARE REA AB
a Swedish limited liability company

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney-In-Fact of each of the above-listed companies

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
FOREIGN GUARANTORS (continued):
DYNAMIC CONTROLS
a New Zealand corporation
DYNAMIC SUZHOU HOLDINGS NEW ZEALAND
a New Zealand corporation
INVACARE NEW ZEALAND
a New Zealand corporation

By:        /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Attorney of each of the above-listed companies

Witness:	Signature: /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East Sixth Street
Cleveland, OH 44114

Occupation: Paralegal/Notary
INVACARE UK OPERATIONS LIMITED, [a private limited company organized under the laws of England and Wales]
Acting By:     /s/ Robert K. Gudbranson
Name:    Robert K. Gudbranson
Title:    Director

In presence of:	Signature: /s/ Rachel Ann Sabato
Full Name: Rachel Ann Sabato
Address:    Calfee, Halter & Griswold LLP
1405 East Sixth Street
Cleveland, OH 44114
Occupation: Paralegal/Notary

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
LENDERS:
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By: /s/ Joseph G. Moran
Name: Joseph G. Moran
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
KEYBANK NATIONAL ASSOCIATION, individually and as Co-Syndication Agent
By: /s/ David Wild
Name: David Wild
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
BANK OF AMERICA, N.A., individually and as Co-Syndication Agent
By: /s/ Robert LaPorte
Name: Robert LaPorte
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
RBS CITIZENS, N.A., individually and as Documentation Agent
By: /s/ Jeffrey P. Huening
Name: Jeffrey P. Huening
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
SUNTRUST BANK
By: /s/ John Cappellari
Name: John Cappellari
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ Dana J. Moran
Name: Dana J. Moran
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
DNB BANK ASA (f/k/a DNB NOR Bank ASA)
By: /s/ Thomas Tangen
Name: Thomas Tangen
Title: Senior Vice President
By: /s/ Kristie Li
Name: Kristie Li
Title: First Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
NORDEA BANK FINLAND Plc, New York & Cayman Island Branches
By: /s/ Mogens R. Jensen
Name: Mogens R. Jensen
Title: Senior Vice President
By: /s/ Gerald E. Chelius, Jr.
Name: Gerald E. Chelius, Jr.
Title: Senior Vice President Credit

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
HSBC BANK USA, N.A.
By: /s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK
By: /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
FIRSTMERIT BANK N.A.
By: /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
FIRST COMMONWEALTH BANK
By: /s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Senior Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT]
TRISTATE CAPITAL BANK
By: /s/ Michael P. Morris
Name: Michael P. Morris
Title: Senior Vice President

SCHEDULE 1.1(B)
COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: PNC Bank, National Association Address: 1900 East Ninth Street Cleveland, OH 44114 Attention: David A. Burns Telephone:(216) 222-3061Telecopy:(216) 222-7079	$34,375,000.00	13.75%
Name: KeyBank National Association Address: 127 Public Square Cleveland, OH 44114 Attention: David Wild Telephone: (216) 689-5855Telecopy: (216) 689-0511	$34,375,000.00	13.75%
Name: Bank of America, N.A. Address: 100 N. Tryon St. 17th Floor Charlotte, NC 28255 Attention: Yinghua Zhang Telephone: (980) 387.5915Telecopy: (980) 683.6305	$34,375,000.00	13.75%
Name: RBS Citizens, N.A. Address: 1215 Superior Avenue, 5th Floor Cleveland, OH 44114 Attention: Joshua Botnick Telephone: (216) 277-0250 Telecopy: (216) 277-1205	$25,000,000.00	10%
Name: SunTrust Bank Address: 303 Peachtree St. NE, 23rd Fl Atlanta, GA 30308 Attention: John Cappellari Telephone: 404-813-6001 Telecopy: 404-214-8481	$18,750,000.00	7.5%
Name: JPMorgan Chase Bank, National Association Address: 10 S. Dearborn, Fl 09 Chicago, IL 60603 Attention: Dana J Moran Telephone: 312-732-8159 Telecopy: 312-212-5914	$18,750,000.00	7.5%
Name: DNB Nor Bank ASA, New York Branch Address: 200 Park Avenue, 31st Floor New York, NY 10166 Attention: Phil Kurpiewski Telephone: (212) 681-3866 Telecopy: (212) 681-3900	$18,750,000.00	7.5%
Name: Nordea Bank Finland Plc Address:437 Madison Avenue New York, NY 10022 Attention: Henrik Steffensen Telephone: (212) 318-9303 Telecopy: (212) 318-9318	$15,625,000.00	6.25%

Name: HSBC Bank USA, N.A. Address:One HSBC Center Buffalo, NY 14203 Attention: Frank Eassa Telephone: (716) 841-7506 Telecopy: (212) 642-1888	$12,500,000.00		5%
Name: The Huntington National Bank Address: 41 South High Street (HC 0735) Columbus, OH 43215 Attention: Amanda Sigg Telephone: (614) 480-4767 Telecopy: (877) 274-8593	$12,500,000.00		5%
Name: FirstMerit Bank N.A. Address:106 S. Main Street Akron, OH 44308 Attention: Robert G. Morlan Telephone: (330) 996-6420 Telecopy: (330) 996-6394	$12,500,000.00		5%
Name: First Commonwealth Bank Address:437 Grant Street, Suite 1600 Pittsburgh, PA 15219 Attention: Stephen J. Orban Telephone: (412) 690-2212 Telecopy: (412) 690-2206	$6,250,000.00		2.5%
Name: TriState Capital Bank Address:200 Public Square, Suite 3020 Cleveland, OH 44114 Attention: Tricia Balser Telephone: (216) 575-4002 Telecopy: (216) 575-7555	$6,250,000.00		2.5%
Total	$250,000.00	1	100%
______________
1 Subject to a pro rata $50,000,000 reserve if then in effect as set forth in the definition of Revolving Credit Commitment.